Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act




I, Julian Sluyters, certify that:


1. I have reviewed this report, filed on behalf of Scudder Municipal Bond Fund, Scudder Short Duration Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Emerging Markets Debt Fund, Scudder Fixed Income Fund, Scudder Short-Term Municipal Bond Fund, Scudder High Income Plus Fund, a series of Scudder MG Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





January 4, 2005                              /s/Julian Sluyters

                                             Julian Sluyters
                                             Chief Executive Officer
                                             Scudder Municipal Bond Fund,
                                             Scudder Short Duration Fund,
                                             Scudder International Select
                                             Equity Fund, Scudder European
                                             Equity Fund, Scudder Emerging
                                             Markets Debt Fund, Scudder
                                             Fixed Income Fund, Scudder
                                             Short-Term Municipal Bond
                                             Fund, Scudder High Income Plus
                                             Fund, a series of Scudder MG
                                             Investment Trust

                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act




I, Paul Schubert, certify that:


1. I have reviewed this report, filed on behalf of Scudder Municipal Bond Fund, Scudder Short Duration Fund, Scudder International Select Equity Fund, Scudder European Equity Fund, Scudder Emerging Markets Debt Fund, Scudder Fixed Income Fund, Scudder Short-Term Municipal Bond Fund, Scudder High Income Plus Fund, a series of Scudder MG Investment Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





January 4, 2005                              /s/Paul Schubert

                                             Paul Schubert
                                             Chief Financial Officer
                                             Scudder Municipal Bond Fund,
                                             Scudder Short Duration Fund,
                                             Scudder International Select
                                             Equity Fund, Scudder European
                                             Equity Fund, Scudder Emerging
                                             Markets Debt Fund, Scudder
                                             Fixed Income Fund, Scudder
                                             Short-Term Municipal Bond
                                             Fund, Scudder High Income Plus
                                             Fund, a series of Scudder MG
                                             Investment Trust